UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

On September 30, 2025, Nightfood Holdings, Inc. (“NGTF,” the “Registrant,” or the “Company”) DBA Techforce Robotics completed the acquisition of 100% of the issued and outstanding membership interests of Treasure Mountain Holdings, LLC DBA Hilton Garden Inn Rancho Mirage (“RM,” “Rancho Mirage,” or the “Target”). Following the transaction, RM became a wholly owned subsidiary of the Company.

Overview of the Acquired Business

Rancho Mirage, a California limited liability company, owns and operates, a 120-room select-service hotel located at 71700 Highway 111, Rancho Mirage, California (the “Property”).

The Property generates recurring revenues from lodging, food and beverage operations, meeting and event services, and other ancillary guest amenities. These activities represent the Target’s ongoing hotel operations, and revenues are recognized as the related goods and services are provided to guests.

In addition to its traditional hospitality operations, the Property also serves as an operating environment in which the Company may deploy, evaluate, and refine elements of its robotics, automation, and workflow technologies. These pilot activities are intended to support potential future enhancements in operating efficiency and scalability across the Company’s broader hospitality platform; however, they do not yet constitute a separate business segment.

Purchase Consideration

As consideration for the acquisition, the Company issued 176,167 shares of its Series C Convertible Preferred Stock, having an estimated fair value of $42,280,000. Fair value was determined based on the as-converted value of the underlying common shares (6,000:1), using the $0.04 closing stock price on the September 30, 2025 acquisition date.

Contingent Consideration

The Agreement includes contingent consideration payable to the sellers. Under the earn-out provisions, the sellers may receive up to 20,000 additional shares of Series C Convertible Preferred Stock (the “Earnout Shares”) upon:

1.	Completion and build-out of five additional guestrooms, and
2.	Receipt of a certificate of occupancy and all required permits or approvals for such guestrooms, on or before December 31, 2027.

1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Consistent with the valuation methodology applied to the closing equity consideration, the Earnout Shares were measured at an estimated fair value of $4,800,000, based on the as-converted common stock value using the $0.04 closing price on the acquisition date.

In accordance with ASC 805, contingent consideration is included in the preliminary purchase price allocation at estimated fair value and will be remeasured at each reporting date, with changes recognized in earnings until the contingencies are resolved.

Total potential consideration for this acquisition is $47,080,000.

Primary Reasons for the Acquisition

The Company believes the Rancho Mirage acquisition will:

● Strengthen its presence in established hospitality markets;

● Provide immediate revenue contribution from an operating hotel asset;

● Support operational efficiencies within the Company’s hotel platform; and

● Expand the foundation for NGTF’s broader lodging and guest-services strategy.

Anticipated Accounting Treatment

The transaction is accounted for as a business combination under ASC 805, using the acquisition method.

Accordingly:

(a)	Identifying the Acquirer – NGTF is the legal and accounting acquirer.
(b)	Determining the Acquisition Date – September 30, 2025.
(c)	Measuring Identifiable Assets and Liabilities – Rancho Mirage’s assets and liabilities will be recorded at their estimated fair values as of the acquisition date.
(d)	Recognizing Goodwill and Intangibles – To the extent the fair value of the consideration transferred exceeds the fair value of net assets acquired, NGTF will recognize goodwill. Identifiable intangible assets will be recognized separately if they arise from legal/contractual rights or are otherwise separable.

The purchase price allocation will be finalized within the measurement period (up to one year from September 30, 2025).

2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Identifiable Intangible Assets

Based on the preliminary assessment of the acquired business and valuation practices commonly applied in hotel acquisitions, the Company expects to recognize identifiable intangible assets that may include:

●	Franchise Agreement Intangible – representing the contractual right to operate the Property under the Hilton Garden Inn brand;
●	Trade Name / Branding Rights, to the extent such rights are separable from the franchise agreement; and
●	Licenses and Permits, including an indefinite-lived liquor license that is not subject to amortization.

Finite-lived intangible assets will be amortized over their estimated useful lives. The final amounts recorded, the classification of intangible assets, and the associated amortization periods will be determined upon completion of third-party valuation analyses and may differ from these preliminary estimates.

Goodwill

Goodwill is expected to arise primarily from:

●	The assembled hotel workforce;
●	Anticipated operating improvements and integration efficiencies;
●	The strategic value of adding a branded hospitality asset in a desirable geographic market; and
●	Expected long-term contributions to NGTF’s lodging and automation platform.

Goodwill recognized in connection with this transaction is not expected to be deductible for U.S. federal income tax purposes, as the acquisition was structured as a purchase of membership interests rather than an asset acquisition that would provide a tax basis step-up. Final conclusions regarding tax deductibility will be determined upon completion of the Company’s tax analyses.

Final tax-deductibility conclusions may change upon completion of tax analyses.

Any indefinite-lived intangible assets will not be amortized but will be tested for impairment at least annually, or more frequently if events or changes in circumstances indicate that such assets may be impaired.

Income Tax Considerations

The acquisition was structured as a purchase of membership interests in a limited liability company.

Income tax effects related to the acquisition, if material, will be reflected in the final purchase price allocation and recorded during the measurement period in accordance with ASC 805.

3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Estimated Preliminary Purchase Price Allocation

The preliminary allocation of the total estimated consideration (including contingent consideration) to the fair values of assets acquired and liabilities assumed is as follows:

Consideration
Series C - convertible preferred stock - 176,167 shares	$42,280,000
Series C - contingent consideration - 20,000 shares	4,800,000
Fair value of consideration transferred	$47,080,000

Recognized amounts of identifiable assets acquired and liabilities assumed:

Cash	968,000
Accounts receivable	11,000
Prepaids and other	7,000
Inventory	7,000
Land	2,800,000
Property and equipment - net	12,000,000
Total assets acquired	15,793,000

Accounts payable and accrued expenses	2,376,000
Accounts payable and accrued expenses - related party	240,000
Deferred revenue/customer deposits	12,000
Notes payable	1,710,000
Mortgage note payable	9,992,000
Total liabilities assumed	14,330,000

Total identifiable net assets assumed	1,463,000

Allocation required for identifiable intangible assets and goodwill	45,617,000

Intangible asset (liquor license)	20,000
Intangible asset (franchise agreement)	1,400,000
Total identifiable intangible assets	1,420,000

Goodwill (including assembled workforce)	$44,197,000

The above amounts are preliminary estimates. NGTF will complete a formal valuation of RM’s assets and liabilities and finalize the purchase price allocation within the measurement period (not to exceed one year from the Closing Date), as required under ASC 805.

4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Adjustments may materially affect the allocation between tangible assets, intangible assets, and goodwill.

Transaction Costs

Acquisition-related costs, including legal, accounting, and advisory fees, were immaterial and expensed as incurred.

Relationship Between the Parties

The transaction was not a related-party transaction. Neither NGTF nor RM were under common control prior to closing.

No Change in Control

Although the transaction is accounted for as a business combination under ASC 805, it did not result in a change in control of NGTF. NGTF is both the legal acquirer and the accounting acquirer, and continues as the reporting entity for SEC purposes.

NGTF’s existing shareholders retained their voting and ownership interests in the Parent Company both before and after the acquisition. The acquisition represents the addition of RM as a wholly-owned subsidiary, rather than a reverse acquisition or change in control event.

Accordingly, the historical consolidated financial statements of NGTF will remain those of the registrant, with the results of RM included prospectively from the Closing Date, consistent with Rule 3-05 of Regulation S-X.

Pro Forma Condensed Combined Financial Information

Unaudited pro forma condensed combined financial information has been prepared under Article 11 of Regulation S-X to illustrate the effects of the acquisition.

Balance Sheet Presentation:

As the acquisition of RM was completed on September 30, 2025, NGTF’s historical consolidated balance sheet as of that date already reflects the financial position of the combined company in the Company’s form 10-Q, filed on November 19, 2025. Accordingly, no separate pro forma balance sheet is presented, consistent with Rule 11-02(c)(1) of Regulation S-X and SEC Release No. 33-10786.

5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Statements of Operations Presentation:

The unaudited pro forma condensed combined statements of operations are presented for the:

●	Three months ended September 30, 2025; and
●	Fiscal Year ended June 30, 2025.

Both periods give effect to the acquisition as if it had occurred on July 1, 2024.

Basis of Presentation

The pro forma financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by SEC Release No. 33-10786. It is presented for illustrative purposes only and is not necessarily indicative of what NGTF’s consolidated financial position or results of operations would have been had the acquisition occurred on the dates indicated, nor is it indicative of future results.

The pro forma information should be read in conjunction with:

●	NGTF’s historical consolidated financial statements, and
●	RM’s historical financial statements.

Transaction Accounting Adjustments

The unaudited pro forma condensed combined statements of operations are presented for informational purposes only and combine the historical results of operations of NGTF and RM for the periods presented, as if the acquisition had occurred at the beginning of each period.

The acquisition of RM was completed on September 30, 2025, the last day of the quarterly period. Accordingly, while RM’s assets and liabilities are included in the Company’s historical consolidated balance sheet as of September 30, 2025, RM’s results of operations are not included in the Company’s historical consolidated statements of operations for the periods presented.

The pro forma statements of operations combine the historical results of NGTF and RM. The following transaction accounting adjustments were evaluated and none were required:

●	Elimination of intercompany transactions – none existed during the periods presented;
●	Purchase price allocation impacts – none; and
●	Acquisition-related transaction costs – expensed as incurred in the historical financial statements and not presented as pro forma adjustments, as such costs are non-recurring in nature and their presentation is not permitted under Article 11 of Regulation S-X

The unaudited pro forma condensed combined financial information does not reflect any potential synergies, dis-synergies, or integration costs that may result from the acquisition.

Pro Forma Earnings per Share

Pro forma basic and diluted loss per share is calculated using NGTF’s historical weighted-average common shares outstanding. As part of the purchase consideration for the Rancho Mirage acquisition, the Company issued 176,167 shares of its Series C Convertible Preferred Stock, which are considered potential common stock equivalents since they are convertible into shares of NGTF common stock.

However, because NGTF reported a pro forma combined net loss for all periods presented, the inclusion of the 176,167 Series C shares, along with any other potential common stock equivalents, would be anti-dilutive. Accordingly, diluted loss per share is the same as basic loss per share, and the 176,167 Series C Convertible Preferred shares are excluded from the diluted EPS calculation.

Additional Information

The audited financial statements of RM for the years ended December 31, 2024 and 2023, and the unaudited financial statements for the nine months ended September 30, 2025 and 2024, together with the pro forma financial information required under Article 11 of Regulation S-X, are filed as Exhibits to this Form 8-K/A.

The unaudited pro forma condensed combined financial statements are forward-looking and subject to risks and uncertainties. Actual results may differ materially from those presented. See “Caution Regarding Forward-Looking Statements” and “Risk Factors” included elsewhere in this Form 8-K/A.

6

Pro Forma Condensed Combined Balance Sheet

September 30, 2025

(Unaudited)

	September 30, 2025 Registrant Historical Nightfood Holdings, Inc. DBA Techforce Robotics	September 30, 2025 Target/Acquiree Historical Treasure Mountain Holdings, LLC DBA Hilton Garden Inn Rancho Mirage	Transaction Accounting Adjustments	Notes	September 30, 2025 Pro Forma Combined

Assets

Current Assets
Cash	$147,900	$-	$-		$147,900
Accounts receivable - net	84,550	-	-		84,550
Inventory	252,203	-	-		252,203
Prepaids and other	126,545	-	-		126,545
Total Current Assets	611,198	-	-		611,198

Advances receivable	103,474	-	-		103,474

Property and equipment - net	95,222	-	-		95,222

Goodwill	6,549,979	-	-		6,549,979

Intangible assets - net	2,112,965	-	-		2,112,965

Other	13,317	-	-		13,317

Total Assets	$9,486,155	$-	$-		$9,486,155

Liabilities and Stockholders’ Deficit

Current Liabilities
Accounts payable and accrued expenses	$4,109,821	$-	$-		$4,109,821
Accounts payable and accrued expenses - related parties	427,450	-	-		427,450
Convertible notes payable - net	4,272,411	-	-		4,272,411
Derivative liabilities	1,322,309	-	-		1,322,309
Notes payable - net	30,000	-	-		30,000
Other	14,972	-	-		14,972
Total Current Liabilities	10,176,963	-	-		10,176,963

Long Term Liabilities
Convertible notes payable - net	390,294	-	-		390,294
Notes payable - net	17,262	-	-		17,262
Total Long Term Liabilities	407,556	-	-		407,556

Total Liabilities	10,584,519	-	-		10,584,519

Stockholders’ Equity
Preferred stock - $0.001 par value; 1,000,000 shares authorized
Series A Preferred stock - $0.001 par value; 10,000 shares designated 1,000 issued and outstanding, respectively	1	-	-		1
Series B, Convertible Preferred stock - $0.001 par value; 5,000 shares designated 1,950 issued and outstanding, respectively	2	-	-		2
Series C, Convertible Preferred stock - $0.001 par value; 500,000 shares designated 133,083 and 13,333 issued and outstanding, respectively	133	-	-		133
Series D, Convertible Preferred stock - $0.001 par value; 100,000 shares designated 3,334 and 1,667 issued and outstanding, respectively	3	-	-		3
Common stock - $0.001 par value, 200,000,000 shares authorized 128,957,407 and 128,907,407 shares outstanding, respectively	128,957	-	-		128,957
Additional paid-in capital	41,196,265	-
Accumulated deficit	(42,423,725)	-	-		(42,423,725)
Total Stockholders’ Deficit	(1,098,364)	-	-		(1,098,364)

Total Liabilities and Stockholders’ Deficit	$9,486,155	$-	$-		$9,486,155

7

Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended September 30, 2025

(Unaudited)

	September 30, 2025 Registrant Historical Nightfood Holdings, Inc. DBA Techforce Robotics	September 30, 2025 Target/Acquiree Historical Treasure Mountain Holdings, LLC DBA Hilton Garden Inn Rancho Mirage	Transaction Accounting Adjustments	Other Transaction Accounting Adjustments	Notes	September 30, 2025 Pro Forma Combined

Revenues	$782,027	$533,523	$-	$-		$1,315,550

Costs and expenses
Cost of sales	475,565	305,196	-	-		780,761
Depreciation and amortization	378,109	87,086	-	-		465,195
General and administrative expenses	2,094,234	425,432	-	-		2,519,666
Total costs and expenses	2,947,908	817,714	-	-		3,765,622

Income (loss) from operations	(2,165,881)	(284,191)	-	-		(2,450,072)

Other income (expense)
Interest income	4,925	-	-	-		4,925
Other income	5,001	1,057,824	-	-		1,062,825
Interest expense (including amortization of debt discount)	(588,074)	(188,920)	-	-		(776,994)
Other expense	-	(59,502)	-	-		(59,502)
Change in fair value of derivative liabilities	(950,053)	-	-	-		(950,053)
Total other income (expense) - net	(1,528,201)	809,402	-	-		(718,799)

Net income (loss) from continuing operations	(3,694,082)	525,211	-	-		(3,168,871)

Net loss from discontinued operations	(1,453)	-	-	-		(1,453)

Net income (loss) before provision for income taxes	(3,695,535)	525,211	-	-		(3,170,324)

Provision for income taxes	-	-	-	-	1	-

Net income (loss)	$(3,695,535)	$525,211	$-	$-		$(3,170,324)

Loss per share - basic and diluted - continuing operations	$(0.03)					$(0.02)
Loss per share - basic and diluted - discontinued operations	$(0.00)					$(0.00)
Loss per share - basic and diluted	$(0.03)					$(0.02)

Weighted average number of shares - basic and diluted	143,351,827				2	143,351,827

1 – Rancho Mirage Hilton, LLC (“RM”) is treated as a pass-through entity for income tax purposes and therefore does not record a provision for income taxes in its historical financial statements. The combined pro forma results reflect a consolidated pre-tax loss; accordingly, no pro forma income tax expense has been recorded because the impact of applying statutory corporate tax rates to RM’s historical income would not change the overall consolidated pro forma loss for the period presented. The unaudited pro forma condensed combined financial information does not reflect deferred tax assets, deferred tax liabilities, or valuation allowances that may result from the final purchase accounting analysis.

2 – The calculation of loss per share excludes the issued and outstanding member units of Rancho Mirage Hilton, LLC, as these units were canceled in connection with the business combination and therefore would not remain outstanding in the pro forma combined presentation. The consideration paid in the form of 176,167 shares of Series C Preferred Stock does not impact the weighted-average common shares outstanding because no shares of the Company’s common stock were issued in connection with the transaction. Accordingly, the weighted-average common shares outstanding used in the pro forma basic and diluted loss per share calculations are consistent with the Company’s historical presentation. The Series C Preferred Stock is also excluded from diluted earnings (loss) per share because the Company reported a pro forma net loss for the period presented and inclusion of such shares would be anti-dilutive. No retroactive adjustment has been made related to the issuance of the Series C Preferred Stock.

8

Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended September 30, 2025

(Unaudited)

	September 30, 2025 Registrant Historical Nightfood Holdings, Inc. DBA Techforce Robotics	September 30, 2025 Target/Acquiree Historical Treasure Mountain Holdings, LLC DBA Hilton Garden Inn Rancho Mirage	Transaction Accounting Adjustments	Other Transaction Accounting Adjustments	Notes	September 30, 2025 Pro Forma Combined

Revenues	$482,285	$4,383,009	$-	$-		$4,865,294

Costs and expenses
Cost of sales	412,503	109,176	-	-		521,679
Impairment of goodwill	897,542	-	-	-		897,542
Depreciation and amortization	45,552	560,989	-	-		606,541
General and administrative expenses	3,673,760	3,413,802	-	-		7,087,562
Total costs and expenses	5,029,357	4,083,967	-	-		9,113,324

Income (loss) from operations	(4,547,072)	299,042	-	-		(4,248,030)

Other income (expense)
Interest income	75,119	-	-	-		75,119
Other income	9,810	-	-	-		9,810
Loss on debt extinguishment	(113,955)	-	-	-		(113,955)
Derivative expense	(653,792)	-	-	-		(653,792)
Interest expense (including amortization of debt discount)	(1,526,067)	(434,150)	-	-		(1,960,217)
Change in fair value of derivative liabilities	(190,102)	-	-	-		(190,102)
Loss on settlement of pre-existing assets	(1,490,803)	-	-	-		(1,490,803)
Gain on debt extinguishment - derivative liabilities	500,678	-	-	-		500,678
Total other income (expense) - net	(3,389,112)	(434,150)	-	-		(3,823,262)

Net income (loss) from continuing operations	(7,936,184)	(135,108)	-	-		(8,071,292)

Net loss from discontinued operations	(179,694)	-	-	-		(179,694)

Net income (loss) before provision for income taxes	(8,115,878)	(135,108)	-	-		(8,250,986)

Provision for income taxes	-	-	-	-	1	-

Net income (loss)	$(8,115,878)	$(135,108)	$-	$-		$(8,250,986)

Deemed Dividend on Series B Preferred Stock	(11,566)	-	-	-		(11,566)

Net loss available to common stockholders	$(8,127,444)	$(135,108)	$-	$-		$(8,262,552)

Loss per share - basic and diluted - continuing operations	$(0.06)					$(0.06)
Loss per share - basic and diluted - discontinued operations	$(0.00)					$(0.00)
Loss per share - basic and diluted	$(0.06)					$(0.06)

Weighted average number of shares - basic and diluted	130,384,336				2	130,384,336

1 – Rancho Mirage Hilton, LLC (“RM”) is treated as a pass-through entity for income tax purposes and therefore does not record a provision for income taxes in its historical financial statements. The combined pro forma results reflect a consolidated pre-tax loss; accordingly, no pro forma income tax expense has been recorded because the impact of applying statutory corporate tax rates to RM’s historical income would not change the overall consolidated pro forma loss for the period presented. The unaudited pro forma condensed combined financial information does not reflect deferred tax assets, deferred tax liabilities, or valuation allowances that may result from the final purchase accounting analysis.

2 – The calculation of loss per share excludes the issued and outstanding member units of Rancho Mirage Hilton, LLC, as these units were canceled in connection with the business combination and therefore would not remain outstanding in the pro forma combined presentation. The consideration paid in the form of 176,167 shares of Series C Preferred Stock does not impact the weighted-average common shares outstanding because no shares of the Company’s common stock were issued in connection with the transaction. Accordingly, the weighted-average common shares outstanding used in the pro forma basic and diluted loss per share calculations are consistent with the Company’s historical presentation. The Series C Preferred Stock is also excluded from diluted earnings (loss) per share because the Company reported a pro forma net loss for the period presented and inclusion of such shares would be anti-dilutive. No retroactive adjustment has been made related to the issuance of the Series C Preferred Stock.

9